Exhibit 99.2

Third Quarter Earnings Conference Call October 30, 2008

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are statements that could be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any projections of revenue, gross margin, expenses, earnings or losses from operations, or other financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of property or wells; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments, performance or industry rankings; and any statements of assumptions underlying any of the foregoing. Although we believe that the expectations set forth in these forward-looking statements are reasonable, they do involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; complexities of global political and economic developments; geologic risks and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent quarterly reports on Form 10-Q. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws. The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Statements of proved reserves are only estimates and may be imprecise. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include not only proved reserves but also other categories of reserves that the SEC's guidelines strictly prohibit the Company from including in filings with the SEC. Investors are urged to consider closely the disclosure in the Company's 2007 Form 10-K. Forward-Looking Statements

Executive Summary Summary of Results 2008 Outlook Update Production & Hurricane Recovery Liquidity and Capital Resources Operational Highlights by Segment Contracting Services Oil & Gas Questions & Answers Well Ops' Intervention Riser System recovers a tubing head spool with tubing in one recovery trip Presentation Outline

Highlights ($ in millions, except per share data) Executive Summary

Highlights of the Quarter Record quarterly revenues and gross profit Continued strong demand and utilization for Helix Contracting Services (Well Operations, Subsea Construction and Robotics) Shelf Contracting (Cal Dive) posts stronger quarter/higher asset utilization Noonan pipeline was completed and commissioned, with first production achieved prior to Hurricane Gustav Production disruptions from Hurricanes Gustav and Ike negatively impacted revenue and profit for the quarter Many third-party facilities damaged as a result of Hurricane Ike Production, as of 10/27/2008, at 30% of pre-Ike levels Production in Q4 expected to range from 7.5 to 8.0 bcfe Pre-hurricane level production expected to be restored by the end of 2008 Executive Summary

2008 Outlook Update ($ in millions, except per share data) Production shut-ins resulting from Hurricanes Ike and Gustav negatively impact production by 15 bcfe. (4.5 bcfe in Q3, remainder in Q4) Market pressure on commodity prices results in lower realized price expectations compared to $120 / $9 assumptions previously used. Improvement in Contracting Services due to strong performance in the Well Intervention, Robotics, Pipelay and Shelf Contracting.

Production impact from Hurricanes Ike and Gustav was ~4.5 Bcfe for Q3, and expected to be ~15 Bcfe for the full year Onshore processing and damaged third party pipelines are the primary delay in restoring production, but we expect most of these should be resolved by December Expected exit rate at the end of December is 160+ mmcfe / day 2009 production is expected to be approximately 55 - 75 Bcfe Preliminary infrastructure damage assessments have been completed, final loss and repair estimates are in process Inspection and repair work commenced in Q3 No damage to major deepwater developments (Noonan, Gunnison, Bass Lite) Significant infrastructure damage was avoided, with the exception of some shelf platforms Initial damage estimates for all infrastructure expected to fall within Helix insurance caps, with a deductible of $6 million Production & Hurricane Recovery Updates

Helix has sufficient liquidity available on hand and available under its revolver During October, we drew on our revolver ($175 million) to ensure liquidity was available during this temporary period of reduced cashflow from shut- in production $44 million of additional capacity remains available to be drawn under the revolver Planned capital expenditures have been reduced for the remainder of 2008 for items not required for the current operation of our business 2009 planned capital expenditures will include only completion of major projects and limited new exploration drilling Additional commodity hedges were put in place to minimize cashflow risk in 2009 Liquidity and Capital Resources

Credit Facilities, Commitments and Amortization $420 Million Revolving Credit Facility - committed facility through June 2011. No required amortization $420 Million Term Loan B - committed facility through June 2013. $4.3 million amortization annually $550 Million High Yield Notes - Interest only until maturity (2016) or called by Helix. First Helix call date is 2012 $300 Million Convertible Notes - Interest only until put by noteholders, or called by Helix. First put/call date is 2012, although noteholders have the right to put prior to that if certain stock price triggers are met MARAD - 25 year term, $4 million principal payments annually Helix projects continued compliance with key covenants Liquidity and Capital Resources

Canyon Offshore i-Trencher ROV deploys from Island Pioneer in the North Sea, September 2008 Operational Highlights by Segment

($ in millions, except percentages) Contracting Services

Revenue and Gross Profit by Division ($ in millions) Contracting Services

Contracting Services

Helix Contracting Services The Intrepid completed the ERT Noonan project, and commenced an extensive campaign for ENI on their Pegasus and Longhorn projects The MSV Express continued to work offshore India on the Reliance KGD6 project The Helix-chartered vessel REM Forza was mobilized to the Reliance project in India Canyon had another strong quarter with six active vessels under contract during the quarter working in the North Sea, India, GOM, USA East Coast, Papua New Guinea, Tonga and Australia Canyon's i-Trencher began work in the North Sea The Seawell and the Q4000 had high utilization and excellent project execution Q4000 Intervention Riser System in operation Contracting Services

Shelf Contracting (Cal Dive) High utilization and margins during the quarter Significant backlog generated during the quarter as a result of hurricanes Ike and Gustav See separate earnings release and conference call for this majority owned subsidiary Production Facilities Independence Hub platform shut in for hurricanes Gustav and Ike, and returned to operational status two days after hurricane Ike Marco Polo was shut-in after hurricane Ike due to downstream pipeline problems but has recently been restored to partial production Contracting Services

Financial Highlights Production shut-ins resulting from Hurricanes Gustav and Ike reduced quarterly production by approximately 4.5 bcfe Noonan production expected to recommence in Q4, reaching peak production of an estimated 60 mmcfe, net to Helix, during Q1 2009 Oil & Gas

Operating Costs ($ in millions, except per Mcfe data) Oil & Gas

(Oct 2008 - December 2009) Summary of 2008-2009 Hedging Positions

Adjusted EBITDAX ($ in millions) Non GAAP Reconciliations

Revenue and Gross Profit As Reported ($ in millions) Non GAAP Reconciliations

Updated 2008 Outlook - Adjusted EBITDAX ($ in millions) Non GAAP Reconciliations

Prior 2008 Outlook - Adjusted EBITDAX ($ in millions) Non GAAP Reconciliations

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